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                       Securities and Exchange Commission

                            Washington, D.C.  20549

                                    Form 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported)  May 28, 1997
                                                         --------------


                      Southpoint Structured Assets, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


           333-09883                                  51-6503749
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    (Commission File Number)              (I.R.S. Employer Identification No.)


 50 North Front Street, Memphis, Tennessee             38103
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  (Address of Principal Executive Offices)           (Zip Code)


                                (901) 524-4100
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

          Pursuant to an underwriting agreement, dated as of May 19, 1997 (the "Underwriting Agreement"), between the Registrant and Morgan Keegan & Company, Inc. as representative (the "Representative") on behalf of itself and Dain Bosworth Incorporated (the "Underwriters"), the Registrant has sold to the Underwriters $7,000,000 in aggregate principal amount of 7.10% FHLB Security-Backed Certificates, Series 1997-1 due April 25, 2007 (collectively, the "Certificates") issued pursuant to a Standard Terms for Trust Agreements, dated as of November 1, 1996 as supplemented by the Series Supplement, dated as of May 28, 1997 (the "Trust Agreement"), between the Registrant and Bank One, West Virginia, N.A., as trustee (the "Trustee"). The Certificates will be issued by the FHLB Security-Backed Trust, Series 1997-1 (the "Trust") to be formed pursuant to the Trust Agreement.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

 Exhibit
   No.    Document Description

   1.1    Underwriting Agreement.

   4.1 Series Supplement, dated as of May 28, 1997, between the Registrant and Bank One, West Virginia, as trustee, supplementing the Standard Terms for Trust Agreements, dated as of November 1, 1996, filed as
          Exhibit 4.1 to the Registrant's Form 8-K (file no. 333-09883) filed with the Commission on December 4, 1996 (and incorporated by reference herein).

   8.1    Opinion of Chapman and Cutler as to certain tax matters.
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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Southpoint Structured Assets, Inc.



Dated: June 9, 1997                  By:/s/ C. David Ramsey
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                                        C. David Ramsey
                                        President